UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 10, 2005

DIEBOLD, INCORPORATED

(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification Number)
of incorporation)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio	44720-8077
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (330) 490-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1 Form of Non-Qualified Stock Option Agreement
EX-10.2 Form of Restricted Share Agreement
EX-10.3 Form of RSU Agreement
EX-10.4 Form of 2003-2005 Performance Share Agreement
EX-10.5 Form of 2004-2006 Performance Share Agreement

Item 1.01 Entry into a Material Definitive Agreement.

     This Form 8-K is to describe ordinary course executive officer compensation actions taken by the Compensation Committee (the “Committee”) of the Board of Directors of Diebold, Incorporated (the “Corporation”) in connection with annual cash bonuses and equity awards.

Compensation Payouts to Named Executive Officers

     At its meetings on February 10 and 11, 2005, the Committee approved the following executive compensation payouts to the Corporation’s Named Executive Officers (as defined in Regulation S-K item 402(a)(3)):

			2002-04
			Performance	2005-07
		2005 Option	Share Award	Performance
Executive Officer	2004 Bonus (1)	Grant (#) (2)	Payout (#) (3)	Share Award (#) (4)

Walden W. O’Dell
Chairman and Chief Executive Officer	$470,016	85,000	30,000	19,000

Eric C. Evans
President and Chief Operating Officer	$288,500	30,000	7,500	15,000

Gregory T. Geswein
Senior Vice President and Chief Financial Officer	$163,713	28,100	16,500	10,300

Michael J. Hillock
President, International	$145,260	23,400	15,000	9,400

David Bucci(5)
Senior Vice President, Customer Solutions Group	$172,368	25,000	15,000	9,400

(1)	The 2004 cash bonuses were determined based on the Corporation’s percentage increase in earnings per share over 2003. The Committee established the threshold at a level that required the Corporation to exceed by 4% the level of earnings per share achieved in 2003 before any payout could occur, with the maximum payout at 17% over 2003. The bonuses are generally weighted 50% on the Corporation achieving its earnings per share goal, and 50% on the individual’s goals and objectives. Generally, cash bonuses are paid only if the Corporation achieves the minimum threshold amount of its earnings per share goal even though an individual may have achieved his or her personal goals and objectives.

(2)	Option grants have a term of ten years with an exercise price of $55.23, and vesting occurs at the rate of 25% annually beginning one year from the date of grant.

(3)	Each performance share entitles the holder to the current value of one Common Share as of February 11, 2004. Performance shares were earned based upon the achievement, over the three-year period of January 1, 2002 through December 31, 2004, of performance goals relating to growth in revenue (weighted 25%), growth in earnings per share (weighted 25%), return on total capital (weighted 25%), and relative total shareholder return (weighted 25%). No performance shares are payable unless the threshold amount is exceeded. For 2004, the Committee determined that the maximum award of 150% of the target amount was earned due to the Corporation’s achievement of the maximum performance measures.

(4)	These performance shares will be earned out in 2008 upon the achievement of certain specified management objectives. While the 2005-2007 Performance Share Agreement for these awards has not yet been finalized by the Committee, it is anticipated that the measures will be calculated over a three-year period beginning on or around January 31, 2005, and ending on or around February 1, 2008, and the performance measures and terms will otherwise be substantially similar to those of the 2004-2006 Performance Share Agreement.

(5)	Mr. Bucci also received a one-time, meritorious equity grant of 1,250 restricted shares with a three-year cliff vesting and dividends paid on a quarterly basis.

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     Periodic grants of stock options, restricted shares, restricted stock units (“RSU’s”) and performance shares by the Committee to executive officers (including the Named Executive Officers) are authorized pursuant to the Corporation’s Amended and Restated 1991 Equity and Performance Incentive Plan (the “1991 Plan”). The 1991 Plan was originally approved at the Corporation’s 1991 annual meeting of shareholders and was approved as amended and restated at the Corporation’s 1997 annual meeting of shareholders. The 1991 Plan, as further amended, was approved again at the Corporation’s 2001 annual meeting of shareholders.

     The following is a summary of the equity compensation currently awarded by the Committee to executive officers (including the Named Executive Officers), under the 1991 Plan and the related forms of agreements controlling such awards.

Non-qualified Stock Option Agreement

     The Corporation awards stock options to executive officers (including the Named Executive Officers) of the Corporation on an annual basis under the 1991 Plan. The term of the options is ten years. These options have a reload feature, under which an optionee can elect to pay the exercise price using previously owned shares and receive a new option at the then current market price for a number of shares equal to those surrendered. The reload feature is only available, however, if the optionee agrees to defer receipt of the balance of the option shares for at least two years. The form of Non-qualified Stock Option Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Restricted Share Agreement

     The Corporation occasionally awards restricted shares to executive officers (including the Named Executive Officers) of the Corporation under the 1991 Plan. Each restricted share is equivalent to one Common Share, including the right to vote the share and to receive dividends thereon. The restricted shares may not be sold or otherwise transferred for a specified period from the date of grant, and they remain subject to forfeiture for such period. The form of Restricted Share Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

RSU Agreement

     The Corporation occasionally awards RSU’s to executive officers (including the Named Executive Officers) of the Corporation in lieu of stock options under the 1991 Plan. RSU’s vest and become nonforfeitable after a specified period after the grant date with no partial vesting. Each RSU entitles the holder to receive one Common Share at the time of vesting. During the vesting period, the cash equivalents of dividends are paid on RSU’s. The form of RSU Agreement is attached hereto as Exhibit 10.3 and incorporated herein by reference.

2003-2005 Performance Share Agreement

     The Corporation awards performance shares to executive officers (including the Named Executive Officers) of the Corporation on an annual basis under the 1991 Plan. Payouts of awards for the 2003-2005 performance period will be based on three separate financial measures: growth in earnings per share (weighted 50%), return on total capital (weighted 25%), and relative total shareholder return (weighted 25%). No amount is payable unless the threshold amount is exceeded. The measures are calculated over the three-year period from January 1, 2003 through December 31, 2005, except for relative total shareholder return, which is calculated from February 1, 2003 through January 31, 2005. The maximum award amount, which can be up to 170% of the target amount, will be earned only if the Corporation achieves the maximum performance measure. The form of 2003-2005 Performance Share Agreement is attached hereto as Exhibit 10.4 and incorporated herein by reference.

2004-2006 Performance Share Agreement

     Beginning with the 2004-2006 performance period, payouts of awards will be based upon the Corporation’s relative total shareholder return, ranked against each of a peer group of companies and all companies comprising the S&P MidCap 400 Index as of January 28, 2004. The measures are calculated over the three-year period from January 28, 2004 through the day of the Corporation’s annual earnings release in January 2007. No amount is payable unless the threshold amount is exceeded. The maximum award amount, which can be up to 200% of the target amount, will be earned only if the Corporation achieves the maximum performance measure. The form of 2004-2006 Performance Share Agreement is attached hereto as Exhibit 10.5 and incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Exhibit Description
10.1	Form of Non-qualified Stock Option Agreement
10.2	Form of Restricted Share Agreement
10.3	Form of RSU Agreement
10.4	Form of 2003-2005 Performance Share Agreement
10.5	Form of 2004-2006 Performance Share Agreement

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIEBOLD, INCORPORATED

Date: February 16, 2005	By:	/s/ Kevin J. Krakora

Kevin J. Krakora
Vice President and Corporate Controller
(Principal Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Form of Non-qualified Stock Option Agreement
10.2	Form of Restricted Share Agreement
10.3	Form of RSU Agreement
10.4	Form of 2003-2005 Performance Share Agreement
10.5	Form of 2004-2006 Performance Share Agreement

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